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                                                                   EXHIBIT 10.22


                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of __________, 2003 (the "Closing Date"), by and between ACCREDITED HOME LENDERS HOLDING CO., a Delaware corporation (the "Company") and FBR ASSET INVESTMENT CORP., a Virginia corporation (the "Investor").

                                    RECITALS

         WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-1 (No. 333-91644) and a related preliminary prospectus for the registration of 9,650,000 shares of the Company's common stock, par value $0.01 per share ("Common Stock") under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations") for sale in an underwritten initial public offering (the "Public Offering").

         WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, in a private transaction that is exempt from registration under Section 4(2) of the Securities Act and Regulation D thereunder, 510,697 shares of Common Stock on the terms and conditions set forth in this Agreement.

         WHEREAS, the Company has delivered to the Investor the preliminary prospectus used in the Public Offering. The preliminary prospectus is hereinafter referred to as the "Information Statement."

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         The following defined terms used herein and not otherwise defined shall have the meaning set forth below:

         California Corporation shall have the meaning set forth in Section 4.1.

         CERCLA shall have the meaning set forth in Section 4.27.

         Closing shall have the meaning set forth in Article 3 hereof.

         Closing Date shall mean the date on which the Closing occurs.

         Code shall have the meaning set forth in Section 4.24.

         Commission shall mean the Securities and Exchange Commission.

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         Company Disclosure Schedule shall mean the Disclosure Schedule delivered by the Company to the Investor on the date of this Agreement. Such Company Disclosure Schedule is deemed to be a part of this Agreement and is incorporated by reference herein.

         DTC shall mean The Depository Trust Company.

         Environmental Statute shall have the meaning set forth in Section 4.27.

         ERISA shall have the meaning set forth in Section 4.24.

         Exchange Act shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission, thereunder, or any similar successor statute.

         GAAP shall mean generally accepted accounting principles.

         Governmental Authority shall have the meaning set forth in Section
4.27.

         Hazardous Material shall have the meaning set forth in Section 4.27.

         Intangibles shall have the meaning set forth in Section 4.19.

         Investor Indemnities shall have the meaning set forth in Section 8.13.

         Material Adverse Change or Material Adverse Effect shall have the meaning set forth in Section 4.3 hereof.

         NASD shall mean the National Association of Securities Dealers, Inc.

         Nasdaq shall mean the Nasdaq Stock Market Inc.

         Properties shall mean the real properties owned by the Company or any Subsidiary, including those real properties acquired upon foreclosure.

         Reorganization shall have the meaning set forth in Section 4.32.

         Reorganization Agreement shall have the meaning set forth in Section 4.32.

         Rule 144 shall have the meaning set forth in Section 5.6.

         Sarbanes-Oxley Act shall have the meaning set forth in Section 7.3 hereof.

         Securities Act shall have the meaning set forth in the recitals.

         Shares shall have the meaning set forth in Article 2 hereof.

         State Acts shall have the meaning set forth in Section 7.2.

         Subsidiary shall have the meaning set forth in Section 4.1 hereof.

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                                    ARTICLE 2
                      AGREEMENT TO PURCHASE AND SELL STOCK

         Upon the basis of the warranties and representations and subject to the other terms and conditions set forth herein, the Company agrees to sell to the Investor at the Closing, and the Investor agrees to purchase from the Company at the Closing, 510,697 shares of Common Stock, at the purchase price per share of $____ (the "Shares").

                                    ARTICLE 3
                          PAYMENT AND DELIVERY; ClOSING

         The purchase and sale of the Shares shall take place at the offices of Gray Cary Ware & Freidenrich LLP ("Gray Cary"), 4365 Executive Drive, Suite 1100, San Diego, CA 92121-2133, immediately after the closing of the Company's initial public offering (the "Closing"). At the Closing, the Company shall deliver to the Investor a certificate representing the Shares and the Investor shall deliver the purchase price of _______, less the amount of any reimbursable expenses pursuant to Section 8.1 hereof, in immediately available funds.

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as listed on the Company Disclosure Schedule attached hereto, the Company hereby represents and warrants to the Investor that the statements in the following paragraphs of this Article 4 are all true and correct as of the date hereof and as of the Closing:

         4.1. the Company has an authorized capitalization as set forth in the Information Statement; the outstanding shares of capital stock of the Company and each subsidiary of the Company identified in Exhibit A (each, a "Subsidiary") have been duly and validly authorized and issued and are fully paid and non-assessable and were issued in compliance with all applicable state and federal laws concerning the issuance of securities; immediately after the Reorganization, as hereinafter defined, all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as otherwise disclosed in the Information Statement and except for options issued pursuant to the 1998 Stock Option Plan, 1995 Stock Option Plan and 1995 Executive Stock Option Plan of Accredited Home Lenders, Inc., a California corporation (the "California Corporation"), there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

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         4.2.  each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective businesses as described in the Information Statement and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

         4.3. the Company and all of the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, business, results of operation or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect" or "Material Adverse Change"); except as otherwise disclosed in the Information Statement, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Information Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

         4.4. the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates and regulatory matters;

         4.5. neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect;

         4.6. the execution, delivery and performance of this Agreement, and consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause
(ii) for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

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         4.7.  this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles and except to the extent that the indemnification provisions of Section 8.13 hereof may be limited by Federal or state securities laws and public policy considerations in respect thereof;

         4.8. no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the Reorganization and the other transactions contemplated herein, and its sale and delivery of the Shares, other than such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery;

         4.9. each of the Company and the Subsidiaries has all necessary licenses, authorizations, permits, accreditations, certifications, consents and approvals, and has made all necessary filings, required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, permits, accreditations, certifications, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Information Statement, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could reasonably be expected to result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Information Statement;

         4.10. each of the consolidated balance sheets of the Company included in the Information Statement (i) were prepared in all material respects in accordance with GAAP, and (ii) fairly presented in all material respects the consolidated financial position of the Company and its wholly-owned subsidiaries as of its date in conformity with GAAP. Each of the consolidated statements of income, retained earnings and cash flows of the Company included in the Information Statement (i) were prepared in accordance with GAAP, and (ii) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the Company and its subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments that would not be material in amount or effect) in conformity with GAAP.

         4.11. except as otherwise disclosed in the Information Statement, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a Material Adverse Effect;

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         4.12. subsequent to the date as of which information is given in the
Information Statement, and except as may be otherwise stated in the Information Statement, there has not been (i) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

         4.13. the Shares conform in all material respects to the description thereof contained in the Information Statement relating to the Shares sold in the concurrent private placement described therein;

         4.14. the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise;

         4.15. any certificate signed by any officer of the Company or any Subsidiary delivered to the Investor or to counsel for the Investor pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Investor as to the matters covered thereby;

         4.16. the form of certificate used to evidence the Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company;

         4.17. the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Information Statement or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Information Statement or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

                                       6

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         4.18. the descriptions in the Information Statement of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Information Statement which are not described; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Information Statement are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles;

         4.19. the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Information Statement, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;

         4.20. the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         4.21. each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

         4.22. neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or in the aggregate, result in a Material Adverse Change;

                                       7

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         4.23. either the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could have a Material Adverse Effect;

         4.24. the Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("Code"); and each "pension plan" for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

         4.25. except as otherwise disclosed in the Information Statement, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

         4.26. neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Information Statement that was not disclosed in the Information Statement;

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     4.27. except as otherwise disclosed in the Information Statement, (i) none of the Company, any of the Subsidiaries nor, to the knowledge of the Company, any other owners of the Properties at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes (as hereinafter defined) or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company or any Subsidiary; (ii) the Company does not know of any intention to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statutes or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company or any Subsidiary; (iii) neither the Company nor any of the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) neither the Company nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in the Information Statement or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined); (v) neither the Properties nor any other real estate owned by the Company or any of the Subsidiaries is included or, to the best of the Company's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency or, to the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined);

     As used herein, "Hazardous Material" shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control
Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any federal,

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state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority");

     4.28. the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

     4.29. the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

     4.30. neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

     4.31. there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which are reasonably anticipated to have individually or in the aggregate a Material Adverse Effect;

     4.32. the execution and delivery of the Agreement and Plan of Merger effective as of ________ __, 2003 (the "Reorganization Agreement") among AHL Merger Sub, a California corporation, the California Corporation and the Company, pursuant to which the California Corporation became a wholly-owned subsidiary of the Company and the Company became a Delaware holding company (the "Reorganization"), were duly authorized by all necessary corporate action on the part of each of the California Corporation and the Company; and each of the California Corporation and the Company had all corporate power and authority to execute and deliver the Reorganization Agreement and the exhibits, certificates and other documents related thereto to which they are a party, to file such Reorganization Agreement and other documents with the Secretary of State of the State of Delaware and the Secretary of State of the State of California and to consummate the Reorganization contemplated by the Reorganization Agreement, and the Reorganization Agreement at the time of execution and immediately prior to the effectiveness of the Reorganization constituted a valid and binding obligation of each of the California Corporation and the Company, subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and (ii) general principles of equity.

                                    ARTICLE 5
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     The Investor hereby represents and warrants as of the date hereof and as of the Closing to the Company that:

     5.1. Authorization.

     The Investor has full power and authority to enter into this Agreement and such agreement constitutes a valid and legally binding obligation, enforceable in accordance with its respective terms except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of

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creditors' rights generally, and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     5.2. Purchase Entirely for Own Account.

     This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Shares to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

     5.3. Disclosure of Information.

     Such Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Such Investor further represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of Shares and the business, properties, prospects and financial condition of the Company.

     5.4. Investment Experience.

     The Investor understands that the purchase of the Shares involves substantial risk. The Investor: (i) has experience as an investor in securities and acknowledges that the Investor is able to fend for itself, can bear the economic risk of the Investor's investment in the Shares and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Investor to be aware of the character, business acumen and financial circumstances of such persons.

     5.5. QIB Status.

     The Investor is a "Qualified Institutional Buyer" within the meaning of Rule 144A promulgated under the Securities Act. The Investor has received a copy of the Company's Articles of Incorporation and Bylaws, the Information Statement and this Agreement and has read and understands the respective contents thereof. The Investor has had the opportunity to ask questions of the Company and has received answers to such questions from the Company. The Investor has carefully reviewed and evaluated these documents and understands the risks and other considerations relating to the investment.

     5.6. Restricted Securities.

     The Investor understands that the Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable rules and regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Securities Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     5.7.   Finder's Fee.

     The Investor has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

                                   ARTICLE 6
                              CONDITIONS TO CLOSING

     6.1. The obligation of the Investor to close the transaction contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions:

            (a) The Company shall have executed this Agreement and delivered the same to the Investor.

            (b) Investor shall have received copies of all documents and information which it may have reasonably requested in connection with the purchase and sale of the Shares.

            (c) The Company shall have delivered to the Investor a certificate of its (1) Chairman of the Board and Chief Executive Officer and (2) Chief Financial Officer, dated as of the Closing Date, to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) subsequent to the respective dates as of which information is given in the Information Statement, there has not been (1) any Material Adverse Change, (2) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (3) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (4) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (5) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (6) any loss or damage (whether or not insured) to the property of the Company or any subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

            (d) The Company shall have executed a registration rights agreement substantially in the form attached hereto as Exhibit A and delivered the same to the Investor.

            (e) The Company shall have caused its legal counsel to deliver to Investor a legal opinion, dated as of the Closing Date, in substantially the form attached hereto as Exhibit B.

     6.2. The obligation of the Company to close the transaction contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions:

            (a) The Investor shall have executed this Agreement and delivered the same to the Company.

            (b) The Investor shall have delivered to the Company a certificate of its President, dated as of the Closing Date, to the effect that the representations and warranties of the Investor in this Agreement are true and correct, as if made on and as of the Closing Date, and the Investor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

            (c) The Investor shall have executed a registration rights agreement substantially in the form attached hereto as Exhibit A and delivered the same to the Company.

            (d) The Investor shall have delivered the Purchase Price as specified in Article 3.

                                   ARTICLE 7
                            COVENANTS OF THE PARTIES

     7.1.   Legends.

     It is understood that the certificates evidencing the shares of the Common Stock will bear the legends set forth below:

            (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

            (b) Any legend required by the laws of the State of Delaware or any other state securities laws.

     The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares.

     7.2.   Restrictions on Transfer; Registration Rights.

            (a) Investor acknowledges that it is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act, and any applicable state or other securities laws ("State Acts"). Investor further agrees that it will not sell, assign, transfer or otherwise dispose of any of the Shares in violation of the Securities Act or State Acts and acknowledges that, in taking unregistered common stock, it must continue to bear economic risk in regard to its investment for an indefinite period of time because of the fact that the Shares have not been registered under the Securities Act or State Acts and further realizes that the Shares cannot be sold unless subsequently registered under the Securities Act and State Acts or an exemption from such registration is available. Investor further recognizes that the Company is not assuming any obligation to register such the Shares except as expressly set forth herein. Investor also acknowledges that appropriate legends reflecting the status of the Shares under the Securities Act and State Acts may be placed on the face of the certificates for the Shares at the time of their transfer and delivery to the holder thereof. This Agreement is made with Investor, subject to, and in reliance upon Investor's above representations.

            (b) The Shares issued pursuant to this Agreement may not be transferred except in a transaction, which is in compliance with the Securities Act and State Acts. Except as provided hereafter with respect to registration of the Shares or sale under Rule 144 as contemplated in Exhibit A, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act and State Acts. Notwithstanding the foregoing, furnishing such opinion of counsel shall not be a condition to any transfer of the Shares to an affiliate of Investor, including for this purpose if Investor is an investment company, any fund or account advised by Investor's investment adviser or any affiliate thereof.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1.   Payment of Expense.

     The Company will reimburse the costs and expenses of the Investor, including without limitation fees and disbursements of the Investor's legal counsel, in connection with this Agreement and the transactions contemplated hereby; provided, however, that in no event shall the Company be obligated to reimburse such costs and expenses in an aggregate amount greater than $50,000, it being expressly understood that expenses incurred by the Investor or any of its affiliates relating to having the transaction contemplated by this Agreement approved or reviewed by the NASD are expenses of the Investor and are, therefore, subject to the aggregate $50,000 limitation.

     8.2.   Survival of Warranties.

     The representation, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor, its counsel or the Company or its counsel, as the case may be.

     8.3.   Successors and Assigns.

     The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement may not be assigned by either party without the prior written consent of the other party.

     8.4.   Governing Law.

     This Agreement shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among residents of such state entered into and to be performed entirely within such state, without reference to principles of conflict of laws or choice of laws.

     8.5.   Counterparts.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.6.   Headings.

     The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

     8.7.   Notices.

     Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed, or by facsimile, as follows:


            if to the Company, to:           Accredited Home Lenders Holding Co.
                                             15030 Avenue of Science, Suite 100
                                             San Diego, California 92128
                                             Attention: General Counsel
                                       15

                                        Fax: 858-676-2170

            With a copy to:             Gray Cary Ware & Freidenrich LLP
                                        4365 Executive Drive, Suite 1100
                                        San Diego, California 92121-2133
                                        Attention: Christopher M. Smith, Esq.
                                        Fax: 858-677-1477

            if to the Investor, to:     FBR Asset Investment Corporation
                                        1001 19/th/ Street North
                                        Arlington, Virginia 22209
                                        Attention: Richard J. Hendrix, President
                                        Fax: 703-312-9601

            With a copy to:             Hunton & Williams
                                        951 East Byrd Street
                                        Richmond, Virginia 23219
                                        Attention: Daniel M. LeBey, Esq.
                                        Fax: 804-788-8218

     or at such other address as the Investor or the Company may designate by giving ten (10) days advance written notice to the other parties.

     8.8.   Attorneys' Fees.

     If any action at law or in equity, proceeding or counterclaim is necessary to enforce or interpret the terms of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's reasonable attorneys' fees, costs and other reasonable out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim in addition to any other relief to which such party may be entitled.

     8.9.   Amendments and Waivers.

     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Common Stock at the time outstanding, each future holder of such securities, and the Company.

     8.10.  Severability.


     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     8.11.  Entire Agreement.

     This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof. The Exhibits hereto shall be deemed a part of this Agreement for all purposes.

     8.12.  Further Assurances.

     From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     8.13.  Indemnity.

     The Company shall indemnify, defend and hold harmless Investor and each of its agents, partners, members, officers, directors, representatives and affiliates (each an "Investor Indemnitee" and collectively, the "Investor Indemnitees") from and against any and all losses, liabilities, claims and expenses, including reasonable attorneys' fees, sustained by any Investor Indemnitee resulting from, arising out of, or connected with any material inaccuracy in, breach of, or non-fulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement (including the exhibits and schedules hereto) or in any document delivered in connection herewith.

     8.14.  Press Release.

     Except as set forth in the Company's Registration Statement on Form S-1, as amended (File No. 333-91644), the Company shall not issue any public statement or press release, or otherwise disclose in any manner the identity of the Investor or that Investor has purchased the Common Stock, without the prior written consent of the Investor, except as may be required by applicable law; provided, however, that the Company may disclose such information in any registration statement filed with the Commission pursuant to the registration rights agreement to be executed and delivered by the parties on the Closing Date pursuant to Sections 6.1(d) and 6.2 (c) hereof.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY: ACCREDITED HOME LENDERS HOLDING CO., a Delaware corporation



                                 _________________________________
                                 Name:
                                 Title:

INVESTOR:                        FBR ASSET INVESTMENT CORPORATION, a Virginia
                                 corporation



                                 _________________________________
                                 Name:
                                 Title:

                                                                       Exhibit A

                           Subsidiaries of the Company

1.   Accredited Home Lenders Holding Co., a Delaware corporation (the "Company")
2. Accredited Home Lenders, Inc., a California corporation ("AHL") = wholly owned subsidiary of the Company.
3. Accredited Home Capital, Inc., a Delaware corporation = wholly owned subsidiary of AHL
4. Accredited Home Acceptance, Inc., a Delaware corporation = wholly owned subsidiary of AHL

                                                                       Exhibit B

                                                                       EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of __________________, 2003, by and between ACCREDITED HOME LENDERS HOLDING CO., a Delaware corporation (the "Company"), and FBR ASSET INVESTMENT CORPORATION, a Virginia corporation (the "Investor").

                                    RECITALS

     WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, _________ shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"), pursuant to a Stock Purchase Agreement dated as of ______________, 2003 between the Company and the Investor (the "Purchase Agreement").

     WHEREAS, it is a condition precedent to the obligation of the Investor to close the transactions contemplated by the Purchase Agreement that the Company execute and deliver to the Investor this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Definitions.

     (a) As used in this Agreement, the following terms shall have the meanings:

          (i) "Affiliate," of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

          (ii) "Agreement" means this Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

          (iii)  "Commission" means the Securities and Exchange Commission.

          (iv) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

          (v) "Investors" means the Investor and any permitted transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement and the Purchase Agreement.

          (vi) "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government agency or political subdivision thereof.

          (vii) "Prospectus" means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statements, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statements and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

          (viii) "Public Offering" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

          (ix) "Registrable Securities" means the shares of Common Stock purchased pursuant to the Purchase Agreement; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

          (x) "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including without limitation: (i) all Commission, stock exchange, NASD registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with the rules of the NASD), (iii) all expenses of printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Securities on any securities exchange or The Nasdaq Stock Market pursuant to Section 2 hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance) of the Company and (vi) any fees and disbursements customarily paid by issuers or sellers of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers' commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by an Investor and the fees and expenses of any counsel to the Investor.

          (xi) "Registration Statement" means any registration statement of the Company, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

          (xii) "Registration Statements" means the S-1 Registration Statement and the S-3 Registration Statement.

          (xiii) "Restricted Security" means any share of Common Stock except any that (i) have been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) have been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

          (xiv) "S-1 Registration Statement" means a registration statement of the Company filed on Form S-1 under the Securities Act providing for the registration, and the sale of all of the Registrable Securities, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus. In the event that Form S-1 is unavailable for such a registration, the Company shall use such other form as is available for such a registration.

          (xv) "S-3 Registration Statement" means a registration statement of the Company filed on Form S-3 under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration.

          (xvi) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

     (b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Purchase Agreement.

2.   Registration.

     (a)  Filing and Effectiveness of Registration Statement.

          (i) Within 30 days after the Company's filing of a Form 10-K or Form 10-Q whichever occurs first, following the 360-day anniversary of the effective date of the Company's initial public offering (the "IPO"), the Company shall prepare and file with the Commission (the "Filing Deadline") a Registration Statement relating to the offer and sale of the Registrable Securities by the Investor and will promptly take all actions that are necessary or advisable in connection with such registration, including without limitation providing written responses to any comments made by the Commission regarding such registration statement and filing any necessary pre-effective amendments and all necessary exhibits thereto, and will use commercially reasonable efforts to cause such S-1 Registration Statement to be declared effective by the Commission as soon as possible after the initial filing and in any event within 85 days after the date of the initial filing. The Company will, subject to customary blackout periods as necessary, use its best efforts to keep such registration effective until the one-year anniversary of the effective date of the IPO. As soon as reasonably practicable following the one-year anniversary of the effective date of the IPO, and in no event later than 30 days following such one-year anniversary, the Company will file a registration statement on Form S-3 under the Securities Act of 1933, as amended, registering for resale any Registrable Securities that the Investor owns at that time. The Company will promptly take all actions that are necessary or advisable in connection with such registration, including without limitation providing written responses to any comments made by the Commission regarding such registration statement and filing any necessary pre-effective amendments and all necessary exhibits thereto, and will use commercially reasonable efforts to cause such registration statement to be declared effective by the Commission as soon as possible after the initial filing and in any event within 85 days after the date of the initial filing. The Company will use commercially reasonable efforts, subject to customary blackout periods as necessary, to keep such S-3 Registration Statement effective for a period of one-year after its effective date.

          (ii) [If the Company shall furnish to the Investor a certificate signed by the Chief Executive Officer or the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at such time, then the Company's obligation to use its commercially reasonable efforts to register, qualify or comply under this Section 2(a) shall be deferred for a period not to exceed 90 days from the date of the Filing Deadline, provided, however, that the Company may not utilize this right more than once.]

     (b)  Piggyback Registration Rights.

          (i) At any time after the 360/th/ day anniversary of the IPO, if the Company proposes to register any of its Common Stock or any other shares of common stock of the Company under the Securities Act (other than a registration on Form S-8 or S-4 or any successor or similar forms), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 calendar days prior to the anticipated filing date of the registration statement relating to such registration to the Investor, which notice shall set forth such Investor's rights under this
     Section 2(b) and shall offer the Investor the opportunity to include in such registration statement such number of Registrable Securities as the Investor may request. Upon the written request of the Investor made within 15 calendar days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Investor), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investor, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided, however, that (A) if such registration involves a Public Offering, the Investors must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2(b) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

             (ii) If a registration pursuant to this Section 2(b) involves a Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock, if any, or other shares of Common Stock that the Company and the Investor intend to include in such registration exceeds the largest number of shares of Common Stock (including any other shares of Common Stock or warrants of the Company) that can be sold without having an adverse effect on such Public Offering (the "Maximum Offering Size"), the Company will include in such registration only that number of shares of Common Stock which does not exceed the Maximum Offering Size, in the following order of priorities: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by other holders of securities entitled to participate in the registration, drawn from them pro-rata based on the number of shares each has requested to be included in such registration and the Investor.

             (iii) If as a result of the proration provisions of this Section 2(b), the Investor is not entitled to include all such Registrable Securities in such registration, such Investor may elect to withdraw its request to include any Registrable Securities in such registration.

             (iv) If the Investor decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, the Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities.

             (v) Notwithstanding the foregoing, the Company shall have no obligations under this Section 2(b) hereof at any time that such Registrable Securities are the subject of an effective registration statement.

             (vi) As between the Company and the Investor, the Company shall pay all Registration Expenses in connection with the registration of the Registrable Securities pursuant to this Agreement.

     3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall use commercially reasonable efforts to:

     (a) Prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act (as shall be selected by the Company), which Registration Statement (i) shall be available for the sale of the Registrable Securities by the Investor,
(ii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iii) shall comply in all respects with the requirements of Regulation S-T under the 1933 Act, and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 of this Agreement.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or an similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Investor thereof (including sales by any broker-dealer);

     (c) During such time as a Registration Statement is effective or such shorter period that will terminate when all the Registrable Securities have been sold (the "Registration Period"), comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investor as set forth in the Prospectus forming part of the Registration Statement;

     (d)

          (i) Notify the Investor at least twenty (20) calendar days prior to filing, that a Registration Statement with respect to the Registrable Securities is being filed and advising the Investor that the distribution of Registrable Securities shall be made in accordance with the method stated in the Agreement;

          (ii) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof (including a copy of the accountant's consent letter to be included in the filing) to the Investor and reflect in such documents all such comments as the Investor reasonably may propose; and

          (iii) Furnish to the Investor (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor;

     (e)

          (i) Register or qualify the Registrable Securities covered by a Registration Statement under such securities or "blue sky" laws of all jurisdictions requiring blue sky registration or qualification,

          (ii) Prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,

          (iii) Take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and

          (iv) Take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection with any of its obligations under this Section 3(e) to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

     (f) As promptly as practicable after becoming aware of such event, notify the Investor of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to a Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to the Investor as the Investor may reasonably request;

     (g) Notify the Investor (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of a Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

     (h) Cause all the Registrable Securities covered by a Registration Statement to be listed on a principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

     (i) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the first Registration Statement;

     (j) Cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor reasonably may request and registered in such names as the Investor may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investor an appropriate instruction and, to the extent necessary, an opinion of such counsel);

     (k) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investor of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

     (l) In no event shall the Company be obligated to perform any of its obligations pursuant to this Agreement if such action would cause the Company to be in breach of its obligations under that certain Second Amended Investor's Rights Agreement (the "Rights Agreement"), as amended to date, by and among the Company, the investors listed on schedule A attached thereto, Ray W. McKewon and James A. Konrath. It being understood that all rights, privileges and preference granted under the Rights Agreement are superior to the rights granted pursuant to this Agreement.

4. Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor and its counsel, whether in-house or otherwise ("Counsel") of the information the Company requires from the Investor (the "Requested Information"). If at least four business days prior to the anticipated filing date the Company has not received the Requested Information from the Investor or its Counsel, then the Company shall send the Investor and its Counsel a reminder of such information request. If at least two business days prior to the anticipated filing date the Company still has not received the Requested Information from the Investor or its Counsel, then the Company may file the Registration Statement without including Registrable Securities of the Investor. However, promptly upon receipt of the Requested Information, and at the Investor's expense, the Company shall file such amendment(s) to the Registration Statement as may be necessary to include therein the Registrable Securities.

     (b) The Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of such Registration Statement hereunder, unless the Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement; the Company shall, on its part, ensure that Item 507 of Regulation S-K of the Securities Act (regarding information on the selling security holders) be complied with in connection with its preparation and filing of such Registration Statement hereunder;

     (c) As promptly as practicable after becoming aware of such event, notify the Company of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

     (d) The Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(f) or 3(g), it shall immediately discontinue its disposition of Registrable Securities pursuant to a Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Expenses of Registration. All Registration Expenses shall be paid by the Company.

6.   Indemnification and Contribution.

     (a) The Company shall indemnify and hold harmless the Investor, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance in which they were made, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(f), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person written notice that such Prospectus is outdated or defective.

     (b) Indemnification by the Investor. The Investor agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of

Registrable Securities, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use therein; provided, however, that Investor shall not be liable under this Section 6(b) for any amount in excess of the gross proceeds paid to such Investor or underwriter in respect of shares sold by it, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Notice of Claims, etc. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (i), (ii) or (iii) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

     (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investor in this Section 6(d) to contribute shall be several in proportions to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) Notwithstanding any other provision of this Section 6, in no event shall the Investor be required to undertake liability to any person under this
Section 6 for any amounts in excess of the dollar amount of the gross proceeds to be received by the Investor from the sale of its Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

     (f) The obligations of the Company under this Section 6 shall be in addition to any liability, which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 6 shall be in addition to any liability, which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies, which may otherwise be available to an indemnified party at law or in equity.

7. Rule 144. With a view to making available to the Investor the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     (a)  Comply with the provisions of paragraph (c) of Rule 144; and

     (b) File with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

8. Assignment. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned or transferred only with the prior written consent of the Company, and any such assignment or transfer without such consent shall be void and of no effect. Notwithstanding the foregoing, such consent of the Company shall not be required with respect to any assignment or transfer of Registrable Securities to an Affiliate of Investor, including for this purpose if Investor is an investment company, any fund or account advised by Investor's investment adviser or any Affiliate thereof. In the event of any such permitted assignment or transfer by the Investor to any permitted transferee of all or any portion of such Registrable Securities such transfer will be allowed only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and
(ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the Company is furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the permitted assignment would be in compliance with the Securities Act and State Acts.

9. Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company.

10.  Miscellaneous.

     (a) If the Company (i) fails to file any of the Registration Statements pursuant to Section 2(a) within the agreed time frame, (ii) fails to cause any of the Registration Statements pursuant to Section 2(a) to become effective within the agreed timeframe, (iii) fails to keep any of the Registration Statements pursuant to Section 2(a) current and effective for the agreed period of time, or (iv) fails to provide the agreed piggy-back rights pursuant to
Section 2(b), then the Investor will be entitled as a remedy for any and all concurrent breaches of this Agreement related to one or more concurrent such failures, to liquidated and agreed upon damages payable on each Registrable Share for each day of any such delay or failure, as the case may be. Such liquidated damages shall be payable quarterly in arrears, provided that multiple penalties shall not accrue for multiple defaults that overlap, in arrears within ten (10) days of the end of each fiscal quarter and shall accrue at a daily rate of (i) 10% of the initial purchase price per Registrable Share per annum during the first 90 days of the delay or failure and (ii) the rate will escalate by an additional 5% of the initial purchase price per Registrable Share per annum for each successive three month period after the first 90 days of the delay or failure.

     (b) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (c) If after the date hereof and prior to the Commission declaring a Registration Statement to be filed pursuant to Section 2(a) effective under the Securities Act, the Company grants to any Person any registration rights with respect to any Company securities which are more favorable to such other Person than those provided in this Agreement, then the Company forthwith shall grant (by means of an amendment to this Agreement or otherwise) identical registration rights to the Investor hereunder.

     (d) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service as follows, and shall be deemed given when actually received.

               if to the Company, to:      Accredited Home Lenders Holding Co.
                                           15030 Avenue of Science, Suite 100
                                           San Diego, California 92128
                                           Attention: David E. Hertzel, Esq.

               With a copy to:             Gray Cary Ware & Freidenrich LLP
                                           4365 Executive Drive, Suite 1100
                                           San Diego, California 92121-2133
                                           Attention: Christopher M. Smith, Esq.

               if to the Investor, to:     FBR Asset Investment Corporation
                                           1001 19/th/ Street North
                                           Arlington, Virginia  22209
                                           Attention: Richard J. Hendrix

               With a copy to:             Hunton & Williams
                                           951 East Byrd Street
                                           Richmond, Virginia  23219
                                           Attention: Daniel M. LeBey, Esq.

     The Company or the Investor may change the foregoing address by notice given pursuant to this Section 10(d).

     (e) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (f) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

     (g) The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (h) The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Other than the rights referred to in Section 3(l) under the Rights Agreement, the Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, except for such rights and conflicts as have been irrevocably waived. Without limiting the generality of the foregoing, without the written consent of the holders of a 66 2/3% interest of the Registrable Securities, the Company shall not grant to any person after the date hereof the right to request it to register any of its securities under the Securities Act unless the rights so granted are pari passu to the prior rights of the holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement. The restrictions on the Company's rights to grant registration rights under this paragraph shall terminate on the date all Registrable Securities have been registered pursuant to a Registration Statement that has been declared effective by the Commission.

     (i) This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement and the Purchase Agreement supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

     (j) Subject to the requirements of Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (k) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (l) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY: ACCREDITED HOME LENDERS HOLDING CO., a Delaware corporation



                                ________________________________________________
                                Name:
                                Title:

INVESTOR:                       FBR ASSET INVESTMENT CORPORATION, a Virginia
                                corporation



                                ________________________________________________
                                Name:
                                Title:

                                  SCHEDULE 3(F)

                              Plan of Distribution

     The selling stockholders and any of their donees, transferees, pledgees, assignees and successors-in-interest may sell, from time to time, any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholder may use any one or more of the following methods when selling shares:

     . ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     . block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     . purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     . over-the-counter distribution in accordance with the rules of the Nasdaq National Market;

     .    privately negotiated transactions;

     .    short sales;

     . broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

     .    a combination of any such methods of sale; and

     .    any other method permitted pursuant to applicable law.

     Under applicable rules and regulations under the Securities Exchange Act, any person engaged in a distribution of the shares of common stock covered by this prospectus may be limited in its ability to engage in market activities with respect to such shares. A selling stockholder, for example, will be subject to applicable provisions of the Securities Exchange Act and the rules and regulations under it, including, without limitation, Regulation M, which provisions may restrict certain activities of the selling stockholder and limit the timing of purchases and sales of any shares of common stock by the selling stockholder. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and certain other activities with respect to such securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. The foregoing may affect the marketability of the shares offered by this prospectus.

     To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the shares or

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otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of our common stock in the course of hedging the positions they assume with selling stockholders. The selling stockholders may also sell our securities short and redeliver the shares to close out such short positions. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions that require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares the broker-dealer or other financial institution may resell pursuant to this prospectus, as supplemented or amended to reflect such transaction.

     The selling stockholder may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades. The selling stockholder may pledge its shares to their brokers under the margin provisions of customer agreements. If a selling stockholder defaults on a margin loan, the broker may offer and sell, from time to time, the pledged shares.

     The selling stockholder may sell shares directly to market makers acting as principals and/or broker-dealers acting as agents for itself or its customers. Broker-dealers engaged by the selling stockholder may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions, concessions or discounts from the selling stockholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Market makers and block purchasers that purchase the shares will do so for their own account and at their own risk. It is possible that a selling stockholder will attempt to sell shares in block transactions to market makers or other purchasers at a price per share that may be below the then-current market price. We cannot make assurances that all or any of the shares of common stock will be issued to, or sold by, the selling stockholder.

     In addition, any shares that qualify for sale pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, may be sold under Rule 144 rather than pursuant to this prospectus.

     The selling stockholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

     In certain states, the applicable state securities laws will require a holder of shares desiring to sell its shares to sell its shares only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

     We are required to pay all fees and expenses incident to the registration of the shares, including our fees and disbursements of counsel, to the selling stockholders. We have agreed to

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indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     In addition, we will make copies of this prospectus available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

     At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.

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